Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 17, 1999


U.S. SECURITIES AND EXCHANGE COMMISSION
INTERNET BUSINESS'S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or jurisdiction of incorporation or organization)


33-43621
(Commission File Number)


33-03007734
(I.R.S. Employer Identification Number)

3900 Birch Street, Suite 111, Newport Beach, California 92688
(Address of principal executive offices)    (Zip Code)

Registrant's telephone number:  (714) 833-0261

International Food & Beverage, Inc.,
30152 Aventura, Rancho Santa Margarita, California 92688
(Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

On February 17, 1999, pursuant to a resolution of the Board of Directors of the rgistrant, dated January 4, 1999, the company changed its name from International Food & Beverage, Inc. to Internet Business's International, Inc. On March 1, 1999, the address of the registrant was changed to:
3900 Birch Street, Suite 111, Newport Beach, California 92660.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNET BUSINESS'S INTERNATIONAL, INC.

Dated: April 28, 1999		By: /s/ Albert R. Reda
				    Albert R. Reda
				    Chief Executive Officer



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